699 P2 05/20

SUPPLEMENT DATED MAY 1, 2020

TO THE PROSPECTUS DATED DECEMBER 1, 2019

OF

FRANKLIN EMERGING MARKET DEBT OPPORTUNITIES FUND
(a series of Franklin Global Trust)

Effective May 1, 2020, the prospectus is amended as follows:

I. The following replaces the “Annual Fund Operating Expenses” table and “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on page 2:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Advisor Class
Management fees	0.85%
Distribution and service (12b-1) fees	None
Other expenses
Other expenses of the Fund	0.11%
Other expenses of the Subsidiary	0.02%
Acquired fund fees and expenses[1]	0.02%
Total annual Fund operating expenses	1.00%
Fee waiver and/or expense reimbursement[2]	-0.02%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[1,2]	0.98%

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

2. The investment manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Cayman Islands-based company that is wholly owned by the Fund (Subsidiary). This waiver may not be terminated and will remain in effect for as long as the investment manager's contract with the Subsidiary is in place. Additionally, the investment manager has contractually agreed to waive or assume certain expenses so that operating expenses (excluding acquired fund fees and expenses and certain non-routine expenses) do not exceed 1.00% until November 30, 2020. The investment manager also has contractually agreed in advance to reduce its fee as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for one year following the date of this prospectus. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above.

II. The following replaces the “Example” table in the “Fund Summary – Fees and Expenses of the Fund” section on beginning on page 4:

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 100	$ 316	$ 551	$ 1,224

Please keep this supplement with your prospectus for future reference.